Exhibit 99.5

                                                                 EXECUTION COPY
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
Date:    January 31, 2007

To:      Morgan Stanley Mortgage Loan Trust 2007-2AX   From:    Morgan Stanley Capital Services Inc.

Attn:    Wells Fargo Bank, National Association        Contact: Kelvin Borre
         9062 Old Annapolis Road
         Columbia, MD 21045
         Attention:  Client Manager, MSM 2007-2AX

Fax:     (410) 715-2380                                Fax:     (212) 507-3837

Tel:     (410) 884-2000                                Tel:     (212) 761-1426

REFERENCE NUMBER: FS0KQ
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The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the "Transaction") between Morgan Stanley Capital Services Inc. ("Party A") and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2007-2AX ("Party B") pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of January 1, 2007, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee").

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of January 31, 2007, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.    The terms of the particular Transaction to which this Confirmation relates are as follows:
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       Notional Amount:........................   With respect to any Calculation  Period,  the
                                                  lesser of (a) the product of the Notional
                                                  Balance and the Multiplier, each as set forth
                                                  for such Calculation Period in Schedule I
                                                  attached hereto and (b) the aggregate Class
                                                  Principal Balance of the LIBOR Certificates
                                                  immediately prior to the related Distribution
                                                  Date (as such terms are defined in the PSA).

       Trade Date:.............................   January 23, 2007

       Effective Date:.........................   January 31, 2007

       Termination Date:.......................   October 25, 2011,  subject to  adjustment  in
                                                  accordance with the Business Day Convention

       Fixed Amounts:

               Fixed Rate Payer:...............   Party B



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               Fixed Rate Payer Payment Dates:..  The 25th calendar day of each month during the
                                                  Term of this Transaction, commencing January
                                                  25, 2008 and ending on the Termination Date,
                                                  subject to adjustment in accordance with the
                                                  Business Day Convention

               Fixed Rate Payer Period End        The 25th  calendar  day of each month  during
                 Dates:........................   the  Term  of  this  Transaction,  commencing
                                                  January 25, 2008 and ending on the Termination
                                                  Date, subject to No Adjustment.

                                                  For the avoidance of doubt, the initial
                                                  Calculation Period will accrue from and
                                                  including December 25, 2007 to but excluding
                                                  January 25, 2008 and that the final
                                                  Calculation Period will accrue from and
                                                  including September 25, 2011 to but excluding
                                                  the Termination Date.

               Fixed Rate:.....................   5.00% per annum

               Fixed Amount:...................   To  be  determined  in  accordance  with  the
                                                  following formula:

                                                  Fixed  Rate *  Notional  Amount * Fixed  Rate
                                                  Day Count Fraction.

               Fixed Rate Day Count Fraction:..   30/360

       Floating Amounts:

               Floating Rate Payer:............   Party A

               Floating Rate Payer Payment        Early Payment shall be  applicable.  For each
                 Dates:........................   Calculation  Period,  the Floating Rate Payer
                                                  Payment Date shall be the first Business Day
                                                  prior to the related Floating Rate Payer
                                                  Period End Date.

               Floating Rate Payer Period End     The 25th  calendar  day of each month  during
                 Dates:........................   the  Term  of  this  Transaction,  commencing
                                                  January 25, 2008 and ending on the Termination
                                                  Date, subject to adjustment in accordance with
                                                  the Business Day Convention.

                                                  For the avoidance of doubt, the initial
                                                  Calculation Period will accrue from and
                                                  including December 25, 2007 to but excluding
                                                  January 25, 2008 and that the final
                                                  Calculation Period will accrue from and
                                                  including September 25, 2011 to but excluding
                                                  the Termination Date.

               Floating Rate Option:...........   USD-LIBOR-BBA

               Floating Amount:................   To  be  determined  in  accordance  with  the
                                                  following formula:

                                                  Floating Rate * Notional Amount *Floating Rate
                                                  Day


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                                                  Count Fraction.

               Designated Maturity:............   One month

               Floating Rate Day Count Fraction:  Actual/360

               Reset Dates:....................   The first day of each Calculation Period.

               Compounding:....................   Inapplicable

               Business Days:..................   New York

               Business Day Convention:........   Following

       Amendment   to   Section   2(c)  of  the   Notwithstanding  anything  to the  contrary
       Agreement:                                 in Section 2(c) of the  Agreement,  amounts
                                                  that are payable with respect to Calculation
                                                  Periods which end in the same calendar month
                                                  (prior to any adjustment of period end dates)
                                                  shall be netted, as provided in Section 2(c)
                                                  of the Agreement, even if such amounts are not
                                                  due on the same payment date. For avoidance of
                                                  doubt any payments pursuant to Section 6(e) of
                                                  the Agreement shall not be subject to netting.
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2.     Account Details and Settlement Information:

               Payments to Party A:

               Citibank, New York
               ABA No.: 021 000 089
               Account No.: 4072-4601
               Account Name: Morgan Stanley Capital Services Inc.

               Payments to Party B:

               Wells Fargo Bank, National Association
               ABA No. 121-000-248
               Account Name: Corporate Trust Clearing
               Account No. 3970771416 for further credit to 50981301, MSM 2007-2AX
               Ref: MSM 2007-2AX

3. Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.


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We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.


                           Very truly yours,

                           MORGAN STANLEY CAPITAL SERVICES INC.



                           By:  /s/  DAVID N. MOORE
                              ---------------------------------
                              Name:  DAVID N. MOORE
                              Title: VICE PRESIDENT

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               acting not in its individual capacity but solely as Securities Administrator on behalf of MORGAN STANLEY MORTGAGE LOAN TRUST 2007-2AX



                           By:  /s/  MARTIN REED
                              ---------------------------------
                              Name:  MARTIN REED
                              Title: VICE PRESIDENT

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                                  SCHEDULE I


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                  Swap Agreement Schedule

                                 Notional
Distribution Dates              Balance ($)     Multiplier
-----------------------------  -------------    ----------

January 25, 2008.............  46,344,652.78       10.00
February 25, 2008............  44,960,145.00       10.00
March 25, 2008...............  43,595,168.13       10.00
April 25, 2008...............  42,298,499.24       10.00
May 25, 2008.................  41,010,717.52       10.00
June 25, 2008................  39,789,954.02       10.00
July 25, 2008................  38,526,613.57       10.00
August 25, 2008..............  37,378,806.63       10.00
September 25, 2008...........  36,231,447.43       10.00
October 25, 2008.............  35,069,160.22       10.00
November 25, 2008............  33,740,776.26       10.00
December 25, 2008............  32,733,681.54       10.00
January 25, 2009.............  31,756,167.63       10.00
February 25, 2009............  30,807,366.16       10.00
March 25, 2009...............  29,886,434.29       10.00
April 25, 2009...............  28,992,553.88       10.00
May 25, 2009.................  28,124,930.80       10.00
June 25, 2009................  27,282,794.24       10.00
July 25, 2009................  26,465,395.98       10.00
August 25, 2009..............  25,672,009.77       10.00
September 25, 2009...........  24,788,577.46       10.00
October 25, 2009.............  23,228,555.30       10.00
November 25, 2009............  21,425,212.83       10.00
December 25, 2009............  20,780,104.86       10.00
January 25, 2010.............  20,153,945.78       10.00
February 25, 2010............  19,546,179.33       10.00
March 25, 2010...............  19,131,608.15       10.00
April 25, 2010...............  18,569,172.63       10.00
May 25, 2010.................  18,018,591.88       10.00
June 25, 2010................  17,488,851.16       10.00
July 25, 2010................  16,974,672.34       10.00
August 25, 2010..............  16,475,598.56       10.00
September 25, 2010...........  15,991,186.35       10.00
October 25, 2010.............  15,521,005.27       10.00
November 25, 2010............  15,064,637.49       10.00
December 25, 2010............  14,621,677.47       10.00
January 25, 2011.............  14,191,731.55       10.00
February 25, 2011............  13,774,417.62       10.00
March 25, 2011...............  13,360,345.93       10.00
April 25, 2011...............  12,967,471.27       10.00
May 25, 2011.................  12,564,071.41       10.00
June 25, 2011................  12,185,367.00       10.00
July 25, 2011................  11,805,401.68       10.00
August 25, 2011..............  11,403,255.88       10.00
September 25, 2011...........  10,641,217.92       10.00
October 25, 2011.............   3,949,897.41       10.00
November 25, 2011
 and thereafter..............           0.00        0.00

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